UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

_________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

_________________

Date of Report
(Date of earliest
event reported):	July 27, 2004

TierOne Corporation
(Exact name of registrant as specified in its charter)

Wisconsin	000-50015	04-3638672
(State or other	(Commission File	(IRS Employer
jurisdiction of	Number)	Identification No.)
incorporation)

1235 "N" Street, Lincoln, Nebraska 68508
(Address of principal executive offices, including zip code)

(402) 475-0521
(Registrant's telephone number, including area code)

Item 7.    Financial Statements and Exhibits.

(a)	Not applicable.

(b)	Not applicable.

(c)	Exhibits. The following exhibit is attached to this Current Report on Form 8-K (this “Report”):

99.1	Press Release dated July 27, 2004.

Item 12.    Results of Operations and Financial Condition.

        On July 27, 2004, TierOne Corporation (the “Company”) issued a press release announcing its results of operations for the second quarter ended June 30, 2004.

        The Company's press release dated July 27, 2004, is attached hereto as an exhibit to this Form 8-K and is incorporated herein by reference. The press release attached hereto is being furnished to the SEC and shall not be deemed to be "filed" for any purpose.

        The information being furnished under Item 12 of this Report shall be considered “filed” for purposes of the Securities Exchange Act of 1934, as amended.

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TIERONE CORPORATION
Date: July 27, 2004	By: /s/ Gilbert G. Lundstrom
Gilbert G. Lundstrom
Chairman of the Board and
Chief Executive Officer